UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                           ------------------------
                                   FORM 8-A
               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                    PURSUANT TO SECTION 12(b) OR (g) OF THE

                        SECURITIES EXCHANGE ACT OF 1934
                           ------------------------
                              GLOBAL MACRO TRUST

            (Exact name of registrant as specified in its charter)


                                                              36-7362830
            Delaware                                       (I.R.S. Employer
    (State of Organization)                             Identification Number)

                      c/o Millburn Ridgefield Corporation
                            411 West Putnam Avenue
                         Greenwich, Connecticut 06830
                                 203/625-7554

                   (Address of principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:


    Title of each class to be so              Name of each exchange of which
            registered                        each class is to be registered

          Not Applicable                               Not Applicable




If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. / /



If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. /X/

Securities Act registration statement file number to which this form relates:    333-67072   (if applicable)



Securities to be registered pursuant to Section 12(g) of the Act:


                        Units of Beneficial Interest of
                              Global Macro Trust
                       ---------------------------------
                               (Title of class)

Item 1.  Description of Registrant's Securities to be Registered.

The description of securities contained in Registrant's Registration Statement on Form S-1, as amended, filed with the commission (File No. 333-67072) is incorporated by reference into this registration statement.

Item 2.  Exhibits.


The information required by this item is incorporated by reference to Exhibits A and C to the prospectus included in Registrant's Registration Statement on Form S-1 as amended by Amendments Nos. 1 and 2.


                                  SIGNATURES



          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Managing Owner of the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greenwich in the State of Connecticut on the 21 day of November 2002.

        GLOBAL MACRO TRUST

        By:  Millburn Ridgefield Corporation
                     Managing Owner

        By:George E. Crapple
           ----------------------------------
            George E. Crapple
            Co-Chief Executive Officer



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